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                                                                    Exhibit 10.8


PINNACLE PROPERTIES MANAGEMENT, INC.
STANDARD FORM
COMMERCIAL LEASE


In consideration of the covenants herein contained, 6-8 PRESTON COURT, L.L.C., a Delaware limited liability company, ("LESSOR"), does hereby lease to Asiana Pharmaceuticals Corporation, a Delaware corporation ("LESSEE"), the following described premises, (the "leased premises"): approximately 4,000 square feet as depicted on Exhibit "A" located at 8-A Preston Court, Bedford, MA 01730 to have and hold the leased premises for a term of five (5) years commencing at noon on June 1, 1999 and ending at noon on May 30, 2004 unless sooner terminated as herein provided. LESSOR and LESSEE now covenant and agree that the following terms and conditions shall govern this lease during the term hereof and for such further time as LESSEE shall hold the leased premises.

1. RENT. LESSEE shall pay to LESSOR base rent of seventy-one thousand eight hundred U.S. Dollars ($71,800.00) per year, drawn on a U.S. Bank, in monthly installments of $5,983.33 payable on the first day in each calendar month in advance, without demand or any right of set-off or deduction whatsoever, the first monthly payment to be made upon LESSEE's execution of this lease, including payment in advance of appropriate fractions of a monthly payment for any portion of a month at the commencement or end of said lease term. All payments shall be made to LESSOR or LESSOR's agent: 6-8 Preston Court, L.L.C. c/o Pinnacle Properties Management Inc., 3740 Beach Blvd., Suite 306, Jacksonville, FL 32207, or at such other place as LESSOR shall from time to time in writing designate. The amount of base rent due during each calendar year of this lease and any extensions thereof shall be annually increased by the increase in the "Cost of Living" as shown by the Consumer Price Index (Boston, Massachusetts, All Items, All Urban Consumers), United States Department of Labor, Bureau of Labor Statistics (the "Index"). All such adjustments shall take place with the rent due on January 1 of each year during the lease term. The base month from which to determine the amount of each increase in the Index shall be January 1999, which figure shall be compared with the figure for November 1999, and each November thereafter to determine the percentage increase (if any). The increase will be multiplied by the base rent to determine the increased base rent (if any) to be paid during the following calendar year. In the event that the Consumer Price Index as presently computed is discontinued as a measure of "Cost of Living" changes, any adjustment shall then be made on the basis of a comparable index then in general use as selected by LESSOR.

2. SECURITY DEPOSIT. LESSEE shall pay to LESSOR a security deposit in the amount of eleven thousand eight hundred dollars ($11,800.00) upon the execution of this lease by LESSEE, which shall be held, as security for LESSEE's performance as herein provided and refunded to LESSEE without interest at the end of this lease subject to LESSEE's satisfactory compliance with the conditions hereof. LESSEE may not apply the security deposit to payment of any rent. In the event of any default or breach of this lease by LESSEE, LESSOR may apply the security deposit first to any unamortized improvements completed for LESSEE's occupancy, then to offset any outstanding invoice or other payment due to LESSOR, with the balance applied to outstanding rent. If all or any portion of the security deposit is applied to cure a default or breach during the term of the lease, (i) such application of the security deposit shall not constitute a waiver of such default or deprive LESSOR of any other remedy LESSOR may have

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on account of such default, and (ii) LESSEE shall be responsible for immediately restoring said deposit to its full original amount and failure to do so shall be considered a substantial default under this lease. LESSEE's failure to remit the full security deposit or any portion thereof when due shall also constitute a substantial lease default. LESSOR may deliver the Security Deposit to the purchaser of LESSOR's interest in the leased premises in the event such interest is sold, and thereupon LESSOR shall be discharged from any further liability with respect to such Security Deposit.

3. USE OF PREMISES. LESSEE shall use the leased premises only for the purpose of executive and administrative offices, research & development, and storage.

4. ADDITIONAL RENT AND TAX ESCALATION. LESSEE shall pay to LESSOR as additional rent per annum ("Additional Rent") a proportionate share (9.02%) of any increase in the Operating Costs (defined below) in the building (including the related land, driveways, parking facilities, and similar improvements) of which the leased premises are a part (hereinafter called the building), for a given calendar year over the actual Operating Costs in the building for the calendar year 1999 (the "Operating Expense Stop"). LESSOR may collect such amount in a lump sum, which shall be due within thirty (30) days after LESSOR furnishes to LESSEE the Operating Costs and Tax Statement (defined below). Alternatively, LESSOR may make a good faith estimate of the Additional Rent to be due by LESSEE for any calendar year or part thereof during the lease term, and LESSEE shall pay to LESSOR at the commencement of the lease and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, LESSOR may estimate and re-estimate the Additional Rent to be due by LESSEE and deliver a copy of the estimate or re-estimate to LESSEE. Thereafter, the monthly installments of Additional Rent payable to LESSEE shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, LESSEE shall have paid all of the Additional Rent as estimated by LESSOR. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year. The term "Operating Costs" shall mean all expenses and disbursements that LESSOR incurs in connection with the ownership, operation, and maintenance of the building including, but not limited to, the following costs: a) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the building, including taxes, insurance, and benefits relating thereto; b) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the building; c) costs for improvements made to the building which, although capital in nature, are expected to reduce the normal operating costs of the building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by LESSOR in its reasonable discretion; d) cost of all utilities, except the cost of utilities reimbursable to LESSOR by the building's tenants; e) insurance expenses; f) repairs, replacements, and general maintenance of the building; and g) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

LESSEE shall also pay to LESSOR as additional rent a proportionate share (9.02%) (based on square footage leased by LESSEE as compared with the total leasable square footage of the

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building) of any increase in the Taxes ("Tax Escalation") levied against the land and building. LESSEE shall pay the Tax Escalation in the same manner as provided above for Additional Rent with regard to Operating Costs. The base from which to determine the amount of any increase in taxes shall be the rate and the assessment in effect as of fiscal year 1999 ("Real Estate Tax Stop"). `Taxes" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on LESSOR a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof).

By April 1 of each calendar year, or as soon thereafter as practicable, LESSOR shall furnish to LESSEE a statement of Operating Costs and Taxes for the previous year (the "Operating Costs and Tax Statement"). With respect to any calendar year or partial calendar year in which the building is not occupied to the extent of 95% of the leasable area thereof, the Operating Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the building been occupied to the extent of 95% of the rental area thereof. If the Operating Costs and Tax Statement reveals that LESSEE paid more for Operating Costs than the actual Additional Rent and more for Taxes than Tax Escalation for the year for which such statement was prepared, then LESSOR shall promptly credit LESSEE for such excess; likewise, if LESSEE paid less than the actual Additional Rent or Tax Escalation due, then LESSEE Shall promptly pay LESSOR such deficiency, within thirty (30) days after receiving notice from LESSOR of the amount of such deficiency.

5. UTILITIES. LESSEE may utilize the existing equipment serving the leased premises to heat the leased premises in season and cool all office areas between May 1 and November 1. LESSEE shall pay all charges for utilities used on the leased premises, including electricity, gas, oil, water, and sewer. LESSEE shall pay the utility provider or LESSOR, as applicable, for all such utility charges as determined either by separate meters serving the leased premises or as a proportionate share of the utility charges as determined by LESSOR if not separately metered. LESSEE shall also pay LESSOR a proportionate share of any other fees and charges relating in any way to utility use at the building. No plumbing, construction or electrical work of any type shall be conducted by LESSEE or its agents without LESSOR's prior written approval and LESSEE obtaining the appropriate municipal permit.

6. COMPLIANCE WITH LAWS. LESSEE acknowledges that no trade, occupation, activity or work shall be conducted in the leased premises or use made thereof which may be unlawful, improper, noisy, offensive, or contrary to any applicable statute, law, regulation, restriction, ordinance or bylaw. LESSEE shall keep all employees working in the leased premises covered by Worker's Compensation Insurance and shall obtain any licenses and permits necessary for LESSEE's occupancy. LESSEE shall comply with all Federal, state, municipal and other laws, ordinances, rules and regulations applicable to the leased premises and the business conducted therein and LESSEE shall comply with the rules and recommendations of landlord's insurance carriers. Any cost for alterations. additions or improvements required to

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modify the common areas of the building in conjunction with any applicable law, regulation, including the Americans With Disabilities Act, shall be paid by LESSOR. Such alterations, additions, or improvements shall be made in the sole discretion of LESSOR. Any alterations, additions or improvements required to modify the leased premises in conjunction with any law or regulation, including the American's With Disabilities Act, shall be approved by LESSOR and paid by LESSEE.

7. FIRE, CASUALTY, EMINENT DOMAIN. Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and LESSEE may elect to terminate this lease if: (a) LESSOR fails to give written notice within thirty (30) days of such fire, casualty or taking of its intention to restore the leased premises, or (b) LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within one hundred eighty (180) days of said fire, casualty or taking. LESSOR reserves all rights for damages or injury to the leased premises for any taking by eminent domain and LESSEE shall release the entire condemnation award, and LESSEE hereby assigns to LESSOR all of LESSEE's interest therein.

8. FIRE INSURANCE. LESSEE shall not permit any use of the leased premises which will adversely affect or make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property, or which shall be contrary to any law or regulation from time to time established by the Insurance Services Office (or successor), local Fire Department, LESSOR's insurer, or any similar body. LESSEE shall on demand reimburse LESSOR, and all other tenants, all extra insurance premiums caused by LESSEE's use of the leased premises. LESSEE shall not vacate the leased premises or permit same to be unoccupied other than during LESSEE's customary non-business days or hours.

9. MAINTENANCE OF PREMISES. LESSOR will be responsible for all structural and roof maintenance of the leased premises but specifically excluding damage caused by the careless, malicious, willful, or negligent acts of LESSEE or others, chemical, water or corrosion damage from any source, and maintenance of the space heating, ventilating, and cooling units exclusively serving the leased premises (collectively, the "HVAC Unit") and of any non "building standard" leasehold improvements.

LESSOR shall not be deemed to have breached its obligation to make the repairs required to be made by LESSOR unless LESSOR fails to make the same within a reasonable period (taking into consideration the type of repair involved) after receiving written notice from LESSEE of the need therefor. LESSEE agrees to maintain at its expense the HVAC Unit and all other aspects of the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this lease, normal wear and tear and damage by fire or other casualty only excepted, and whenever necessary, to replace light bulbs, plate glass and other glass therein, acknowledging that the leased premises are now in good order and the light bulbs and glass whole. If LESSOR so directs, LESSEE shall enter into a preventive maintenance/service contract acceptable to LESSOR with a maintenance contractor acceptable to LESSOR at LESSEE's sole cost and expense for servicing all air conditioning, heating,

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ventilating, and other equipment or other equipment located within or serving the leased premises. LESSEE will properly control or vent all solvents, degreasers, smoke, odors, etc. and shall not cause the area surrounding the leased premises to be in anything other than a neat and clean condition, depositing all waste in appropriate receptacles. LESSEE shall be solely responsible for any damage to plumbing equipment, sanitary lines, or any other portion of the building which results from the discharge or use of any acid or corrosive substance by LESSEE. LESSEE shall not permit the leased premises to be overloaded, damaged, stripped or defaced, nor suffer any waste, and will not keep animals within the leased premises. LESSEE will protect any carpet with plastic or masonite chair pads under any rolling chairs. Unless heat is provided at LESSOR's expense, LESSEE shall maintain sufficient heat to prevent freezing of pipes or other damage. Any increase in air conditioning equipment or electrical capacity, or any installation and/or maintenance of equipment which is necessitated by some specific aspect of LESSEE's use of the leased premises shall be at LESSEE's expense. All maintenance provided by LESSOR shall be during LESSOR's normal business hours.

10. ALTERATIONS. LESSEE shall not make structural alterations or additions of any kind to the leased premises, but may make nonstructural alterations provided LESSOR consents thereto in writing. All such allowed alterations shall be at LESSEE's expense and shall conform to LESSOR's construction specifications. If LESSOR or LESSOR's agent provides any services or maintenance for LESSEE in connection with such alterations or otherwise under this lease, any just invoice of LESSOR or its contractors will be promptly paid by LESSEE. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released or removed forthwith without cost to LESSOR. Any alterations or additions shall become part of the leased premises and the property of LESSOR. Any alterations completed by LESSOR shall be LESSOR's "building standard" unless noted otherwise. LESSOR shall have the right at any time to change the size, area, level and location of parking areas, stairs, walkways, pathways, entrances, driveways, landscaped areas or other common areas of the building.

11. ASSIGNMENT OR SUBLEASING. LESSEE shall not voluntarily, involuntarily or by operation of law assign or encumber this lease or sublet or allow any other firm or individual to occupy the whole or any part of the leased premises without LESSOR's prior written consent such consent shall not be unreasonably withheld. Notwithstanding such assignment or subleasing, LESSEE and GUARANTOR shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. LESSEE shall pay LESSOR promptly for legal and administrative expenses incurred by LESSOR in connection with any consent requested hereunder by LESSEE. LESSEE shall be deemed to be in default hereunder if the cumulative total of more than forty-nine percent (49%) of LESSEE's stock, partnership interest or membership interest (as applicable) shall be transferred in any manner during the term of this lease to other than the present holders thereof or the spouse or lineal descendant of any present holder who is a natural person. If LESSOR conveys or transfers its interest in the building, upon such conveyance or transfer, LESSOR (and in the case of any subsequent conveyances or transfers, the then grantor or transferor) shall be entirely released from all liability with respect to the performance of any obligation on the part of the landlord to be performed hereunder from and after the date of such conveyance or transfer.

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12. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages and other instruments in the nature of a mortgage, now or at any time hereafter, and LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be requested to show the subordination of this lease to said mortgages or other such instruments in the nature of a mortgage. Notwithstanding the foregoing, if the mortgagee elects to have this lease superior to such mortgage, then upon mortgagee's request LESSEE shall execute, acknowledge and deliver an instrument, in form used by said mortgagee, effecting such priority. In the event proceedings are brought for foreclosure of, or the exercise of a power of sale under any such mortgage, LESSEE shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as landlord under this lease. LESSEE, upon request from LESSOR or any successor in interest, shall execute, acknowledge and deliver such instruments as are required to effect the intent of this section.

13. LESSOR'S ACCESS. LESSOR or agents of LESSOR may at any reasonable time enter to view the leased premises, to make repairs and alterations as LESSOR should elect to do for the leased premises, the common areas or any other portions of the building, to make repairs which LESSEE is required but has failed to do, and to show the leased premises to others.

14. SNOW REMOVAL. The plowing of snow from all roadways and unobstructed parking areas shall be the sole responsibility of LESSOR, the expense of which shall be included in Operating Costs. The control of snow and ice on all walkways, steps, and loading areas serving the leased premises and all other areas not readily accessible to plows unless they serve multiple tenants shall be the sole responsibility of LESSEE. Notwithstanding the foregoing, however, LESSEE shall hold LESSOR harmless from any and all claims by LESSEE's agents, representatives, employees, callers or invitees for damage or personal injury resulting in any way from snow or ice on any area serving the leased premises.

15. ACCESS AND PARKING. LESSEE shall have the right to use parking facilities provided for the leased premises in common with others entitled to the use thereof. Said parking area plus any stairs, walkways, elevators or other common areas shall in all cases be considered a part of the leased premises when they are used by LESSEE or LESSEE's employees, agents, callers or invitees. LESSEE will not obstruct in any manner any portion of the building or the walkways or approaches to the building, and will conform to all rules and regulations now or hereafter made by LESSOR for parking, and for the care, use, or alteration of the building, its facilities and approaches. LESSEE further warrants that LESSEE will not permit any employee or visitor to violate this or any other covenant or obligation of LESSEE. No unattended parking will be permitted between 7:00 PM and 7:00 AM without LESSOR's prior written approval, and from December 1 through March 31 annually, such parking shall be permitted only in those areas specifically designated for assigned overnight parking. Unregistered or disabled vehicles, or storage trailers of any type, may not be parked at any time. LESSOR may tow, at LESSEE's sole risk and expense, any misparked vehicle belonging to LESSEE or LESSEE's agents, employees, invitees or callers, at any time. LESSOR shall not be responsible for providing any security services for the leased premises.

16. LIABILITY. LESSEE shall be solely responsible as between LESSOR and LESSEE for deaths or personal injuries to all persons whomsoever occurring in or on the leased premises (including any common areas that are considered part of the leased premises hereunder) from

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whatever cause arising, and damage to property to whomsoever belonging arising out of the use, control, condition or occupation of the leased premises by LESSEE; and LESSEE agrees to indemnify and save harmless LESSOR from any and all liability, including but not limited to costs, expenses, damages, causes of action, claims, judgments and attorney's fees of any kind which may be asserted against or incurred by LESSOR as a result of any occurrence in or about the leased premises or by reason of LESSEE's use or occupancy of the leased premises, or by reason of a failure of LESSEE to perform any of its obligations under this lease, or otherwise caused by or in any way growing out of any matters aforesaid, except for death, personal injuries or property damage solely and directly resulting from the gross negligence or willful misconduct of LESSOR.

17. INSURANCE. LESSEE will secure and carry at its own expense worker's compensation insurance at the minimum statutory amount, comprehensive general public liability insurance under which LESSOR and LESSEE are named insureds, against any claims based on bodily injury (including death) or property damage arising out of the condition of the leased premises (including any common areas that are considered part of the leased premises hereunder) or their use by LESSEE, such policy to insure LESSEE, LESSOR and OWNER against any claim up to Two Million Dollars (2,000,000) in the case of any one accident involving bodily injury (including death), and up to Two Million Dollars ($2,000,000) against any claim for damage to property and containing a contractual endorsement covering LESSEE's indemnity obligation under this section. LESSOR and OWNER shall be included in each such policy as additional insureds using ISO form CG 20 26 11 85 or some other form approved by LESSOR. LESSEE will file with LESSOR prior to occupancy certificates and any applicable riders or endorsements showing that such insurance is in force, and thereafter will file renewal certificates prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each insured. In the event LESSEE shall fail to provide or maintain such insurance at any time during the term of this lease, then LESSOR may elect to contract for such insurance at LESSEE's expense. Anything in this lease to the contrary notwithstanding, it is agreed that each party (the "Releasing Party") hereby releases the other (the "Released Party") from any liability from which the Released Party would, but for this section, have had to the Releasing Party during the term of this lease, resulting from the occurrence of any accident or occurrence or casualty (i) which is or would be covered by a policy of physical hazard insurance of the type commonly referred to as an "all-risk" policy affording coverage for the perils (u) of fire; (v) of windstorm, (w) of flood, (x) of earthquake, (y) covered by broad form extended coverage insurance as included in the standard form used in the Commonwealth of Massachusetts, including, in particular without limitation, sprinkler leakage, and (z) of explosion of steam pressure boilers and other similar apparatus located in, on or about the building (irrespective of whether such coverage is carried by the Releasing Party); or (ii) covered by any other casualty or property damage insurance being carried by the Releasing Party at the time of such occurrence, which accident, occurrence or casualty may have resulted in whole or in part from any act or neglect of the Released Party, its officers, agents or employees; provided, however, the release here and above set forth shall become inoperative and null and void if the Releasing Party wishes to place the appropriate insurance with an insurance company which (y) takes the position that the existence of such release vitiates or would adversely affect the policy so insuring the Releasing Party in a substantial manner and notice thereof is given to the Released Party, or (z) requires the payment of a higher premium by reason of the existence of such release, unless in the latter case the

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Released Party within ten (10) days after notice thereof from the Releasing
Party pays such increase in premium.

18. SIGNS. LESSOR authorizes, and LESSEE at LESSEE's expense agrees to erect, signage for the leased premises in accordance with all applicable governmental regulations and with LESSOR's building standards for style, size, location, etc. LESSEE shall obtain the prior written consent of LESSOR before erecting any sign on the leased premises, which consent shall include approval as to size, wording, design, and location. LESSOR may remove and dispose of any sign not approved, erected or displayed in conformance with this lease.

19. BROKERAGE. LESSEE warrants and represents to LESSOR that LESSEE has dealt with no broker or third person except Brad Spencer of Grubb & Ellis who will be paid by LESSOR in accordance with LESSOR's standard fee schedule with respect to this lease and LESSEE agrees to indemnify LESSOR against any brokerage claims arising by virtue of this lease. LESSOR warrants and represents to LESSEE that LESSOR has employed no exclusive broker or agent in connection with the letting of the leased premises.

20. DEFAULT AND ACCELERATION OF RENT. In the event that: (a) any assignment for the benefit of creditors, trust mortgage, receivership or other insolvency proceeding shall be made or instituted with respect to LESSEE or LESSEE's property; (b) LESSEE shall default in the observance or performance of any of LESSEE's covenants, agreements, or obligations hereunder, other than substantial monetary payments as provided below, and such default shall not be corrected within ten (10) days after written notice thereof; or (c) LESSEE vacates the leased premises for twenty (20) consecutive days, then LESSOR shall have the right thereafter, while such default continues and without demand or further notice, at LESSOR's option, either (i) to terminate this lease, or (ii) without terminating this lease, to take possession of the leased premises, with or without process of law, using such force as may be necessary to remove all persons and personal property therefrom, and in the event of such re-entry without termination, LESSOR may (but shall have no obligation to do so) lease the leased premises for the remainder of the term or for a lesser longer period on such terms and conditions as LESSOR, in its sole judgment, deems advisable and for the purpose of such re-letting, LESSOR is hereby authorized to make such repairs and alterations as LESSOR deems necessary. Notwithstanding any re-letting without termination, (y) LESSEE shall remain liable for payment of the base rent, Additional Rent and all other charges and for the performance of all other obligations to be performed by LESSEE under this lease, and (z) LESSOR may at any time thereafter elect to terminate this lease for such previous breach. The rentals received from such re-letting shall first be applied to the expenses of such re-letting (including alteration and repair expenses and reasonable brokerage and attorneys' fees); and second to the payment of rent and other charges due and paid hereunder. LESSEE shall not be entitled to receive any surplus funds received by LESSOR from such re-letting. If such funds from the re-letting are less than those required to be paid by LESSEE or under for any month, such deficiency shall be calculated and payable monthly by LESSEE. LESSOR shall also be entitled to collect from LESSEE any other loss or damage which LESSOR may sustain by reason of LESSEE's default under this lease. In addition to the foregoing, LESSOR shall have all other rights and remedies available to it at law or in equity. If LESSEE shall default in the payment of the security deposit, rent, taxes, substantial invoice from LESSOR or LESSOR's agent for goods and/or services or other sum herein specified, and such default shall continue for ten (10) days after written notice thereof, and,

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because both parties agree that nonpayment of said sums when due is a substantial breach of the lease, and, because the payment of rent in monthly installments is for the sole benefit and convenience of LESSEE, then in addition to the foregoing remedies the entire balance of rent which is due hereunder shall become immediately due and payable as liquidated damages. LESSOR, without being under any obligation to do so and without thereby waiving any default, may remedy any such default of LESSEE for the account and at the expense of LESSEE. If LESSOR pays or incurs any obligations for the payment of money in connection therewith, such sums paid or obligations incurred plus interest and costs, shall be paid to LESSOR by LESSEE as additional rent. Any sums received by LESSOR from or on behalf of LESSEE at any time shall be applied first to any unamortized improvements completed for LESSEE's occupancy, then to offset any outstanding invoice or other payment due to LESSOR, with the balance applied to outstanding rent. LESSEE agrees to pay reasonable attorney's fees and/or administrative costs incurred by LESSOR in enforcing any or all obligations of LESSEE under this lease at any time. LESSEE shall pay LESSOR interest at the rate of eighteen percent (18%) per annum on any payment from LESSEE to LESSOR which is past due. If LESSEE fails to perform any obligations on its part to be performed under this lease, LESSOR shall have the right (i) if no emergency exists, to perform the same after giving ten (10) days notice to LESSEE; and (ii) in any emergency situation perform the same immediately without notice or delay. LESSEE shall on demand reimburse LESSOR for costs incurred by LESSOR in rectifying LESSEE's defaults as aforesaid, including reasonable attorneys' fees. Except for the gross negligence or willful misconduct by LESSOR, LESSOR shall not be liable or in any way responsible for any loss, inconvenience or damage resulting to LESSEE for any action taken by LESSOR pursuant to this section.

21. NOTICE. Any notice from LESSOR to LESSEE relating to the leased premises or to the occupancy thereof shall be deemed duly served when left at the leased premises addressed to LESSEE, or served by constable, or sent to the leased premises by certified mail, return receipt requested, postage prepaid, addressed to LESSEE, or by nationally recognized overnight delivery. Any notice from LESSEE to LESSOR relating to the leased premises or to the occupancy thereof shall be deemed duly served when served by constable, or delivered to LESSOR by certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight delivery addressed to LESSOR c/o Pinnacle Properties Management, Inc. at 56 Roland Street, Boston, MA 02129 or at LESSOR's last designated address with a copy to Frank P. Brady, Esq., Polsinelli, White, Vardeman & Shalton, 7500 College Boulevard, Suite 750, Overland Park, KS 66210. No oral notice or representation shall have any force or effect. Time is of the essence in service of any notice.

22. OCCUPANCY. In the event that LESSEE takes possession of said leased premises prior to the start of said term, LESSEE will perform and observe all of LESSEE's covenants from the date upon which LESSEE takes possession except the obligation for the payment of extra rent for any period of less than one month. LESSEE shall not remove LESSEE's goods or property from the leased premises other than in the ordinary and usual course of business, without having first paid and satisfied LESSOR for all rent which may become due during the entire term of this lease. LESSOR shall have the right to relocate LESSEE to another facility upon prior written notice to LESSEE and on terms comparable to those herein. If LESSOR relocates LESSEE, LESSOR shall reimburse LESSEE for LESSEE's reasonable out-of-pocket expenses for moving LESSEE's furniture, equipment, and supplies from the leased premises to the relocation space and for reprinting LESSEE's stationery of the same quality and quantity as LESSEE's stationery supply on hand immediately before LESSOR's notice to LESSEE of the exercise of this relocation right. Upon such relocation, the relocation space shall be deemed to be the leased premises and the terms of the lease shall remain in full force and shall apply to the relocation space. In the event that LESSEE continues to occupy or control all or any part of the leased premises after the agreed termination of this lease without the written permission of LESSOR, then LESSEE shall be liable to LESSOR for any and all loss, damages or expenses incurred by LESSOR, and all other terms of this lease shall continue to apply except that rent shall be due in full monthly installments at a rate of one hundred fifty percent (150%) of that which would otherwise be due under this lease, it being understood between the parties that such extended occupancy is as a tenant at sufferance and is solely for the benefit and convenience of LESSEE and as such has greater rental value. LESSEE's control or occupancy of all or any part of the leased premises beyond noon on the last day of any monthly rental period shall constitute LESSEE's occupancy for an entire additional month, and increased rent as provided in this section shall be due and payable immediately in advance. LESSOR's acceptance of any payments from LESSEE during such extended occupancy shall not alter LESSEE's status as a tenant at sufferance.

23. FIRE PREVENTION. LESSEE agrees to use every reasonable precaution against fire and agrees to provide and maintain approved, labeled fire extinguishers, emergency lighting equipment, and exit signs and complete any other modifications within the leased premises as required or recommended by the Insurance Services Office (or successor organization), OSHA, the local Fire Department, or any similar body.

24. OUTSIDE AREA. No goods, equipment, or things of any type or description shall be held or stored outside the leased premises at any time without prior written consent from LESSOR. Any goods, equipment or things left outside the leased premises without LESSOR's prior written consent shall be deemed abandoned and may be removed at LESSEE's expense without notice by LESSOR. LESSEE shall have a building standard size dumpster in a location approved by LESSOR, provided and serviced at LESSEE's expense by whichever disposal firm may from time to time be designated by LESSOR, unless a shared dumpster or compactor is provided by LESSOR, in which case LESSEE shall pay its proportionate share of any costs associated therewith.

25. ENVIRONMENT. LESSEE will so conduct and operate the leased premises as not to interfere in any way with the use and enjoyment of other portions of the same or neighboring buildings by others by reason of odors, smoke, smells, noise, pets, accumulation of garbage or trash, vermin or other pests, or otherwise, and will at its expense employ a professional pest control service if necessary. LESSEE agrees to maintain efficient and effective devices for preventing damage to heating equipment from solvents, degreasers, cutting oils, propellants, etc. which may be present at the leased premises. No hazardous materials or wastes shall be stored, disposed of, or allowed to remain at the leased premises at any time, and LESSEE shall be solely responsible for any and all corrosion or other damage associated with the use, storage and/or disposal of same by LESSEE. LESSEE agrees not to unreasonably or unlawfully introduce any hazard or toxic materials onto the leased premises without (a) first obtaining LESSOR's written consent, and (b) complying with all applicable Federal, state and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including but not limited to, obtaining proper permits. If LESSEE's transportation, storage, use or disposal of hazardous or toxic materials on the leased premises results in
(i) contamination of the soil or surface or ground water or (ii) loss or damage to persons or property, then LESSEE agrees (1) to notify LESSOR immediately of any contamination, claim of contamination, loss or damage, (2) after consultation and approval by LESSOR, to clean-up, at LESSEE's sole expense, contamination in full compliance with all applicable statutes, regulations and standards, and (3) to indemnify, defend and hold LESSOR harmless from and against any claims, suits, causes of action, costs and fees, including reasonable attorneys' fees arising from or connected with any such contamination, claim of contamination, loss, damage or clean-up. This provision shall survive termination of this lease.

26. RESPONSIBILITY. LESSOR shall not be held liable to anyone for loss or damage caused in any way by the use, leakage, seepage or escape of water from any source, or for the cessation of any service rendered customarily to said leased premises or buildings, or agreed to by the terms of this lease, due to any accident, the making of repairs, alterations or improvements, labor difficulties, weather conditions, mechanical breakdowns, trouble or scarcity in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or any cause beyond LESSOR's immediate control.

27. SURRENDER. LESSEE shall at the termination of this lease remove all of LESSEE's goods and effects from the leased premises. LESSEE shall deliver to LESSOR the leased premises and all keys and locks thereto, all fixtures and equipment connected therewith, and all alterations, additions and improvements made to or upon the leased premises, whether completed by LESSEE, LESSOR, or others, including but not limited to any offices, partitions (except movable partitions supplied and installed by LESSEE), window blinds, floor coverings (including computer floors), plumbing and plumbing fixtures, air conditioning equipment and ductwork of any type, exhaust fans or heaters, water coolers, burglar alarms, telephone wiring, telephone equipment, air or gas distribution piping, compressors, overhead cranes, hoists, trolleys or conveyors, counters, shelving or signs attached to walls or floors, all electrical work, including but not limited to lighting fixtures of any type, wiring, conduit, EMT, transformers, distribution panels, bus ducts, raceways, outlets and disconnects, and furnishings (except kitchen-type appliances supplied and installed by LESSEE) or equipment which have been bolted, welded, nailed, screwed, glued or otherwise attached to any wall, floor or ceiling, or which have been directly wired to any portion of the electrical system or which have been plumbed to the water supply, drainage or venting systems serving the leased premises. LESSEE shall deliver the leased premises sanitized from any chemicals or other contaminants, and broom clean and in the same condition as they were at the commencement of this lease or any prior lease between the parties for the leased premises, or as they were modified during said term with LESSOR's written consent, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of LESSEE's failure to remove any of LESSEE's property from the leased premises upon termination of the lease, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any such property at LESSEE's expense, or to retain same under LESSOR's control, or to sell at public or private sale (without notice), any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such abandoned property. In no case shall the leased premises be deemed surrendered to LESSOR until the termination date provided herein or such other date as may be specified in a written agreement between the parties, notwithstanding the delivery of any keys to LESSOR.

28. GENERAL. (a) The invalidity or unenforceability of any provision of this lease shall not affect or render invalid or unenforceable any other provision hereof. (b) The obligations of this lease shall run with the land, and this lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that LESSOR shall be liable only for obligations occurring while lessor, owner, or master lessee of the leased premises. (c) Any action or proceeding arising out of the subject matter of this lease shall be brought by LESSEE within one year after the cause of action has occurred and only in a court of the Commonwealth of Massachusetts. (d) If LESSOR is acting under or as agent for any trust or corporation, the obligations of LESSOR shall be binding upon the trust or corporation, but not upon any trustee, officer, director, shareholder, or beneficiary of the trust or corporation individually. (f) This lease is made and delivered in the Commonwealth of Massachusetts, and shall be interpreted, construed, and enforced in accordance with the laws thereof. (g) This lease was the result of negotiations between parties of equal bargaining strength, and when executed by both parties shall constitute the entire agreement between said parties. No other oral or written representation shall have any effect hereon, and this agreement may not be altered, extended or amended except by written agreement attached hereto or as otherwise provided herein. (h) Notwithstanding any other statements herein, LESSOR makes no warranty, express or implied, concerning the suitability of the leased premises for LESSEE's intended use. (i) LESSEE agrees that if LESSOR does not deliver possession of the leased premises as herein provided for any reason, LESSOR shall not be liable for any damages to LESSEE for such failure, but LESSOR agrees to use reasonable efforts to deliver possession to LESSEE at the earliest possible date, and a proportionate abatement of rent for such time as LESSEE may be deprived of possession of said leased premises shall be LESSEE's sole remedy. (j) Neither the submission of this lease form, nor the prospective acceptance of the security deposit and/or rent shall constitute a reservation of or option for the leased premises, or an offer to lease, it being expressly understood and agreed that this lease shall not bind either party in any manner whatsoever until it has been executed by both parties. (k) LESSEE shall not be entitled to exercise any option contained herein if LESSEE is in default of any terms or conditions hereof. (1) The headings in this lease are for convenience only and shall not be considered part of the terms hereof. (m) No endorsement by LESSEE on any check shall bind LESSOR in any way.

29. SECURITY AGREEMENT. LESSEE hereby grants LESSOR a continuing security interest in all existing or hereafter acquired property of LESSEE which is in the leased premises to secure the payment of rent, the cost of leasehold improvements, and the performance of any other obligations of LESSEE under this lease. Default in the payment or performance of any of LESSEE's obligations hereunder is a default under this security agreement, and shall entitle LESSOR to immediately exercise all of the rights and remedies of a secured party under the Uniform Commercial Code. LESSEE also agrees to execute a UCC-1 Financing Statement and any other financing agreement required by LESSOR in connection with this security interest.

30. WAIVERS, ETC. No consent or waiver, express or implied, by LESSOR, to or of any breach of any covenant, condition or duty of LESSEE shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. If LESSEE is several persons, several corporations or a partnership, LESSEE's obligations are joint or partnership and also several. Unless repugnant to the context, "LESSOR" and "LESSEE" mean the person or persons, natural or corporate, named above as LESSOR and as LESSEE respectively, and their respective heirs, executors, administrators, successors and assigns.

31. AUTOMATIC FIVE YEAR EXTENSIONS. This lease, including all terms, conditions, escalations, etc. shall be automatically extended for additional successive periods of five (5) years each unless LESSOR or LESSEE shall serve written notice, either party to the other, of either party's desire not to so extend the lease. The time for serving such written notice shall be not more than twelve
(12) months or less than six (6) months prior to the expiration of the then current lease period. Time is of the essence.

32. JURY TRIAL. LESSOR and LESSEE hereby waive any and all rights to a jury trial in any summary process or eviction proceeding in any way arising out of the lease.

33. ESTOPPEL CERTIFICATES. From time to time, LESSEE shall furnish to any party designated by LESSOR, within ten (10) days after a request therefor, a certificate signed by LESSEE confirming and containing such factual certifications and representations as to this lease as LESSOR may reasonably request.

34. CORPORATE APPROVAL. Concurrently with its execution of the lease, LESSEE shall provide LESSOR with duly authorized and executed corporate resolutions (in form and substance satisfactory to LESSOR) authorizing the entering into and consummation of the transactions contemplated by this lease and designating the corporate or other officer or officers to execute this lease on behalf of LESSEE.

35. FINANCIAL REPORTS. Within fifteen (15) days after LESSOR's request, LESSEE shall furnish LESSEE's most recent audited financial statements (including any notes to them) to LESSOR, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, LESSEE's internally prepared financial statements. LESSEE will discuss its financial statements with LESSOR and will give LESSOR access to LESSEE's books and records in order to enable LESSOR to verify the financial statements. LESSOR will not disclose any aspect of LESSEE's financial statements that LESSEE designates to LESSOR as confidential except (i) to LESSOR's lenders or prospective purchasers of the property, (ii) in litigation between LESSOR and LESSEE, and (iii) if required by court order.

36. CONFIDENTIALITY. LESSEE acknowledges that the terms and conditions of this lease are to remain confidential for the LESSOR's benefit, and may not be disclosed by LESSEE to anyone, by any manner or means, directly or indirectly, without LESSOR's prior written consent.

37. LEGAL EXPENSE; REMEDIES CUMULATIVE. In case suit should be brought because of the breach by LESSEE of any of its obligations under this lease, LESSOR shall be entitled to recover all expenses incurred in connection with such breach, including reasonable attorneys' fees. LESSOR's rights and remedies shall be cumulative and may be exercised and enforced concurrently, and no right or remedy of LESSOR shall be deemed to be exclusive of any other right or remedy it may have.

38. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding anything set forth in this lease to the contrary, it is agreed that LESSEE shall look solely to the equity of LESSOR in the building for the satisfaction of the remedies of LESSEE in the event of a breach by LESSOR of any of the provisions of this lease, and LESSOR shall not be liable for any such breach except to the extent of LESSOR's equity in the building.

39. ADDITIONAL PROVISIONS. (Continued on attached rider if necessary.)

LESSOR at no additional cost to LESSEE, shall perform the following work at the leased premises:
Remove the existing tile in the rear portion of the leased premises;
Replace the existing carpet in the existing office area and perimeter offices with new carpet and vinyl cove base; and Perform punchlist items including: installing covers over existing electrical outlets, replacing damaged ceiling tiles, and painting the back double metal doors.

LESSOR, at LESSOR's option, may construct up to an additional 10,000 square feet onto the existing building as shown on Exhibit "B" attached hereto ("Potential Addition") that may temporarily or permanently affect LESSEE's access to and from its tenant entry door and may involve relocating LESSEE's tenant entry door. In the event that the LESSOR makes the Potential Addition, LESSEE's proportionate share of Operating Costs and Taxes shall be equitably adjusted to reflect the new square footage of the building. In such event, LESSOR shall diligently pursue the completion of the Potential Addition and shall use reasonable efforts to complete the Potential Addition without undue delay and in a manner which does not materially and unreasonably affect LESSEE's use, enjoyment and occupation of the leased premises.

IN WITNESS WHEREOF, LESSOR AND LESSEE have hereunto set their hands and common seals and intend to be legally bound hereby this 13th day of May

LESSOR:  6-8 PRESTON COURT, L.L.C.
             LESSEE: ASIANA PHARMACEUTICALS CORPORATION

By: PINNACLE PROPERTIES MANAGEMENT, INC., its manager

                                 /s/ FREDERICK D. KEEFE
                                 President, Pinnacle Properties Management, Inc.


By:
   -----------------------------------------------

         /s/ LAN BO CHEN                                          By:
--------------------------------------------------
         President Asiana Pharmaceuticals


GUARANTY

IN CONSIDERATION of the making of the above lease by 6-8 Preston Court, L.L.C with Asiana Pharmaceuticals Corporation at the request of the undersigned and in reliance on this guaranty, the undersigned (GUARANTOR) hereby personally guarantees the prompt payment of rent by LESSEE and the performance by LESSEE of all the terms, conditions, covenants and agreements of the lease, any amendments thereto and any extensions or assignments thereof, and the undersigned promises to pay all expenses, including reasonable attorney's fees, incurred by LESSOR in enforcing all obligations of LESSEE under the lease or incurred by LESSOR in enforcing this guaranty. LESSOR's consent to any assignments, subleases, amendments and extensions by LESSEE or to any compromise or release of LESSEE's liability hereunder, with or without notice to the undersigned, or LESSOR's failure to notify the undersigned of any default and/or reinstatement of the lease by LESSEE, shall not relieve the undersigned from liability as GUARANTOR.

IN WITNESS WHEREOF, the undersigned GUARANTOR has hereunto set his/her/its hand and common seal intending to be legally bound hereby this 13th day of May.

12/98

                  /s/ LAN BO CHEN
       -----------------------------------------

ADDENDUM

         This Addendum shall constitute an integral part of the Lease ("Lease") of even date herewith between 6-8 Preston Court, L.L.C. ("Lessor") and Asiana Pharmaceuticals Corporation ("Lessee") with respect to the Premises commonly known as 8A Preston Court. To the extent any of the terms and conditions set forth in this Addendum are inconsistent with the terms and conditions set forth in the Lease, the terms and conditions of this Addendum shall supercede the terms and conditions of the Lease and the terms and conditions of this Addendum shall govern.

         The parties agree as follows:

         1. Lessee shall immediately provide Lessor with telephonic notice, which shall promptly be confirmed by written notice, of any and all spillage, discharge, release and disposal of Hazardous Material onto or within the Premises, including the soils and subsurface waters thereof, which by law must be reported to any federal, state or local agency, and any injuries or damages resulting directly or indirectly therefrom. Further, Lessee shall deliver to Lessor each and every notice or order, when said order or notice identifies a violation which may have the potential to adversely impact the Premises, received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof promptly upon receipt of each such notice or order by Lessee. Lessor shall have the right, upon reasonable notice, to inspect and copy each and every notice or order received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof.

         2. Lessee shall be responsible for and shall indemnify, protect, defend and hold harmless Lessor and Lessor's Agents (defined as Lessor's members, employees, agents, contractors, licensees or invitees) from any and all liability, damages, injuries, causes of action, claims, judgments, costs, penalties, fines, losses, and expenses which arise during or after the term of this Lease and which result from Lessee's or from Lessee's Agents (defined as Lessee's assignees, sublessees, employees, agents, contractors, licensees, or invitees) receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, including without limitation (i) diminution in value of the Premises, (ii) damages for the loss or restriction on use of any portion or amenity of the Premises, (iii) damages arising from any adverse impact on marketing of space in the Building, (iv) damages and the costs of remedial work to other property in the vicinity of the Premises owned by Lessor or an affiliate of Lessor, and (v) consultant fees, expert fees, and attorneys' fees.

         3. The indemnification pursuant to the preceding Section 2 includes, without limiting the generality of Section 2, reasonable costs incurred in connection with any investigation of site conditions, cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil, subsoil, ground water, or elsewhere on, under or about the Premises, or on, under or about any other property in the vicinity of the Premises owned by Lessor or an affiliate of Lessor. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Lessee results in any contamination of the Premises, or underlying soil or groundwater, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material, provided that Lessor's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, except that Lessee shall not be required to obtain Lessor's prior approval of any action of an emergency nature reasonably required or any action mandated by a governmental authority, but Lessee shall give Lessor prompt notice thereof.

         4. Notwithstanding other provisions of this Addendum, it shall be a default under this Lease, and Lessor shall have the right to terminate the Lease and/or pursue its other remedies under the Lease, in the event that (i) Lessee's use of the Premises for the generation, storage, use, treatment or disposal of Hazardous Material is in a manner or for a purpose prohibited by applicable law unless Lessee is diligently pursuing compliance with such law, (ii) Lessee has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating the Premises if the contamination resulted from Lessee's action or use of the Premises, unless Lessee is diligently pursuing compliance with such requirement, or (iii) Lessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material on the Premises, unless Lessee is diligently seeking compliance with such enforcement order.

         5. At any time prior to the expiration or earlier termination of the term of the Lease, Lessor shall have the right to enter upon the Premises at all reasonable times and at reasonable intervals in order to conduct appropriate tests regarding the presence, use and storage of Hazardous Material, and to inspect Lessee's records with regard thereto. Lessee will pay the reasonable costs of any such test which demonstrates that contamination in excess of permissible levels has occurred and such contamination was caused by use of the Premises during the term of the Lease. Lessee shall correct any deficiencies identified in any such tests in accordance with its obligations under this Addendum.

         6. Lessee shall at its own expense cause an environmental site assessment of the Premises to be conducted and a report thereof delivered to Lessor upon the expiration or earlier termination of the Lease. This report shall consist of a visual inspection of the premises for visible signs of possible contamination and an inspection of records regarding the generation, storage, use, disposal, and transport of Hazardous Materials within the Premises during Lessee's occupancy (hereinafter referred to as the "Exit Report"), or a more complete and broader report only if so recommended in the Exit Report to investigate areas of possible contamination. Lessee shall correct any deficiencies identified in such report in accordance with its obligations under this Addendum prior to the expiration or earlier termination of this Lease.

         7. Lessee's obligations under this Addendum shall survive the termination of the Lease. Should Lessee employ any period of time after the expiration or earlier termination of this Lease, to complete the removal from the Premises of any such Hazardous Material, Lessee shall be a Lessee at sufferance subject to the provisions of Section 22 of the Lease.

         8. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or:waste which is or becomes regulated by any local governmental authority, the State of Massachusetts or the United States Government.

         9. If Lessee shall request Lessor's consent to any assignment of this Lease or to any subletting of all or any part of the Premises, Lessee shall submit to Lessor with such request the name of the proposed assignee or subLessee, such information concerning its business, financial responsibility and standing as Lessor may reasonably require, and the consideration and rents (and terms and conditions thereof) to be paid for and the effective date of the proposed assignment or subletting. Upon receipt of such request and all such information, Lessor shall have the right (without limiting Lessor's right of consent in respect of such assignment or subletting), by giving notice to Lessee within fifteen ;(15) days thereafter, (oseq level3 \*romanoio) to terminate this Lease if the request is for an assignment or a subletting of all the Premises, or (oseq level3 \*romanoiio) if such request is to sublet a portion of the Premises only, to terminate this Lease with respect to such portion. If Lessor exercises its right to terminate this Lease, the effective date of termination shall be set forth in Lessor's notice to Lessee, but such date shall not be earlier than the effective date of the proposed assignment or subletting nor later than ninety (90) days thereafter. If Lessor so elects to terminate this Lease, Lessee shall continue to pay the Rent and other charges hereunder to Lessor until the effective date of termination, on which date Lessee will surrender possession of the Premises, or the portion thereof subject to such right of termination, to Lessor in accordance with the provisions hereof. If Lessor shall terminate this Lease as to a portion of the Premises only, then following such termination the Rent and Additional Rent shall be reduced in the same proportion as the number of square feet of net rentable footage in such portion of the Premises bears to the number of square feet of net rentable footage in the Premises immediately prior to such termination.

         10. oseq level2 \h \rO ooseq level3 \h \r0 o If Lessee shall request Lessor consent to an assignment of this Lease and Lessor shall consent thereto, the assignee ("Assignee") shall pay directly to Lessor, as additional rent hereunder, at such times as Assignee shall have agreed to pay Lessee, an amount equal to any consideration Assignee shall have agreed to pay Lessee on account of such assignment. If Assignee shall fail to pay Lessor any such consideration when due, such failure shall constitute a default under this Lease.

         11. If Lessee shall request Lessor's consent to a subletting of the Premises or any part thereof and Lessor shall consent thereto, Lessee shall pay Lessor as Additional Rent, in addition to the Rent and other charges payable hereunder, an amount equal to any consideration paid by the subtenant to Lessee in excess of (oseq level3 \*romanoio) the Rent and other charges payable hereunder if all of the Premises are so sublet, or (*seq level3 \*romanoiio) if less than all, of the Premises are so sublet, the Rent and other charges payable hereunder allocable to the portion of the Premises so sublet based on the number of square feet of net useable footage the Premises so sublet to the total number of square feet of net useable footage in the Premises. The foregoing amount shall be determined monthly and paid by Lessee to Lessor on the first day of each calendar month in advance during the term of such sublease. If Lessee shall fail to pay Lessor any such consideration, such failure shall be a default under this Lease.

         IN WITNESS WHEREOF, the parties execute this Addendum on the 31st day of May, 1999.

                           LESSOR:

                           6-8 PRESTON COURT, L.L.C.,
                           a Delaware limited liability company

                           By: Pinnacle Properties Management, Inc., its manager

                           By:    /s/ FRED KEEFE
                           Name:  Fred Keefe
                           Title: President


                           LESSEE:

                           ASIANA PHARMACEUTICALS CORPORATION

                           By:    /s/ LAN BO CHEN
                           Name:  Lan Bo Chen
                           Title: Founder

                                    EXHIBIT A

                                   FLOOR PLAN

                                    EXHIBIT B

                                   FLOOR PLAN

                         PINNACLE PROPERTIES MANAGEMENT

                                  STANDARD FORM

                              AMENDMENT TO LEASE #1

IN CONNECTION WITH A LEASE CURRENTLY IN EFFECT BETWEEN THE PARTIES AT 8-A PRESTON COURT, BEDFORD, MASSACHUSETTS, EXECUTED ON MAY 13, 1999 AND TERMINATING MAY 30, 2004, AND IN CONSIDERATION OF THE MUTUAL BENEFITS TO BE DERIVED HEREFROM, 6-8 PRESTON COURT, L.L.C., LESSOR AND ASIANA PHARMACEUTICALS CORPORATION, LESSEE, HEREBY AGREE TO AMEND SAID LEASE AS FOLLOWS:

1. Provided LESSOR is able to obtain a building permit and all other permits and approvals required from the City of Bedford, then LESSOR shall have the right at LESSOR's sole option and at LESSOR's sole expense to construct up to an additional 10,000 square feet of office space onto the existing Building, as shown on Exhibit "A" attached hereto ("Addition") that may temporarily or permanently affect LESSEE's access to and from its existing front entry door.

2. If LESSOR chooses to construct the Addition, then upon substantial completion of the Addition, LESSEE shall lease 1,700 square feet (including common area) additional as shown cross hatched on Exhibit "B" attached hereto ("Expansion Space"). LESSEE's Proportionate Share of Operating Costs and Taxes shall be equitably adjusted to reflect the new square footage of the Building and the Expansion Space. The Expansion Space shall be finished at LESSOR's expense as office space with LESSOR's building standard materials to consist of: carpeting throughout, two partitioned offices, acoustical tile ceilings, standard lighting, fire protection sprinklers, standard heating and cooling capacity, and 110V convenience electrical wall outlets at regular intervals. The Expansion Space shall also be painted according to LESSOR's standards. All other terms, conditions and covenants of this lease shall apply to the Expansion Space.

3. The Security Deposit referred to in Section 2 of the lease shall be increased to $19,152.00 from $11,800.00. LESSEE shall pay the balance of $7,352.00 upon substantial completion.

4. LESSEE and LESSOR each warrants and represents to the other party that it has dealt with no broker or third person with respect to this lease amendment and LESSEE and LESSOR each agrees to indemnify the other party against any brokerage claims arising by any person or entity claiming by, through or under such party.

5. Commencing upon substantial completion of the Expansion Space, the lease shall he amended and modified so that the adjusted base rent shall be increased by $44,115.00 annually, from a total of $71,800.00 to an annual base rent of $115,915.00, or $9,659.58 per month. Annual base rent for the purpose of computing any future escalations thereon shall be $115,915.00.

6. Time is of the essence with respect to this Amendment.

EXCEPT AS SPECIFICALLY AMENDED HEREBY, THE LEASE AND ALL THE TERMS, CONDITIONS AND COVENANTS CONTAINED THEREIN SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE HEREBY FULLY RATIFIED AND CONFIRMED. THIS AMENDMENT SHALL BE EFFECTIVE UPON FULL EXECUTION AND SHALL

CONTINUE THROUGH THE BALANCE OF THE LEASE AND ANY EXTENSIONS THEREOF UNLESS FURTHER MODIFIED BY WRITTEN AMENDMENT(S).

In Witness Whereof, LESSOR and LESSEE have hereunto set their hands and common seals this 31st day of July, 2000.

LESSOR: 52 & 56 ROLAND STREET, L.L.C.           LESSEE: ASIANA PHARMACEUTICALS
                                                CORPORATION

BY: PINNACLE PROPERTIES
MANAGEMENT, L.L.C., ITS MANAGER


By:      /s/ FREDERICK D. KEEFE                 By:    /s/ BRYAN G. KEANEY
   -------------------------------------               ------------------------
Frederick D. Keefe, President and Member        Name:  BRYAN G. KEANEY
                                                       ------------------------
                                                Title: CHIEF FINANCIAL OFFICER

                                    EXHIBIT A

                                   FLOOR PLAN

                                    EXHIBIT B

                                   FLOOR PLAN

                     PINNACLE PROPERTIES MANAGEMENT, L.L.C.

                                  STANDARD FORM

                              AMENDMENT TO LEASE #2

IN CONNECTION WITH A LEASE CURRENTLY IN EFFECT BETWEEN THE PARTIES AT 8-A PRESTON COURT, BEDFORD, MASSACHUSETTS, EXECUTED ON MAY 13, 1999 AND TERMINATING MAY 30, 2004, AND IN CONSIDERATION OF THE MUTUAL BENEFITS TO BE DERIVED HEREFROM, 6-8 PRESTON COURT, L.L.C., LESSOR AND ASIANA PHARMACEUTICALS CORPORATION, LESSEE, HEREBY AGREE TO AMEND SAID LEASE AS FOLLOWS:

1. LESSEE shall lease the approximately 3,000 square feet (including common area) additional as shown cross hatched on Exhibit "A" attached hereto ("Expansion Space") upon substantial completion of LESSOR's Work in the Expansion Space. LESSEE's Proportionate Share of Operating Costs and Taxes shall be equitably adjusted to reflect the new square footage of the Building and the Expansion Space. The Expansion Space shall be finished at LESSOR's expense as office space with LESSOR's building standard materials consisting solely of the following ("LESSOR's Work"): carpeting throughout the front portion of the Expansion Space, one partitioned office, acoustical tile ceilings, standard painting, standard lighting, fire protection sprinklers, standard heating and cooling capacity, and 110V convenience electrical wall outlets at regular intervals. All other terms, conditions and covenants of this lease shall apply to the Expansion Space.

2. The Security Deposit referred to in Section 2. of the lease shall be increased to $28,832.00 from $19,152.00. LESSEE shall pay the balance of $9,680.00 upon substantial completion of LESSOR's Work in the Expansion Space.

3. LESSEE and LESSOR each warrants and represents to the other party that it has dealt with no broker or third person with respect to this lease amendment and LESSEE and LESSOR each agrees to indemnify the other party against any brokerage claims arising by any person or entity claiming by, through or under such party.

4. Commencing upon substantial completion of LESSOR's Work in the Expansion Space, the lease shall be amended and modified so that the adjusted base rent shall be increased by $54,085.00 annually, from a total of $115,915.00 to an annual base rent of $170,000.00, or $14,166.67 per month. Annual base rent for the purpose of computing any escalations thereon shall be $170,000.00.

5. Time is of the essence with respect to this Amendment.

EXCEPT AS SPECIFICALLY AMENDED HEREBY, THE LEASE AND ALL THE TERMS, CONDITIONS AND COVENANTS CONTAINED THEREIN SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE HEREBY FULLY RATIFIED AND CONFIRMED. THIS AMENDMENT SHALL BE EFFECTIVE UPON FULL EXECUTION AND SHALL CONTINUE THROUGH THE BALANCE OF THE LEASE AND ANY EXTENSIONS THEREOF UNLESS FURTHER MODIFIED BY WRITTEN AMENDMENT(S).

In Witness Whereof, LESSOR and LESSEE have hereunto set their hands and common seals this 26th day of November 2001.

LESSOR: 6-8 PRESTON COURT, L.L.C.                 LESSEE: ASIANA PHARMACEUTICALS
                                                          CORPORATION

BY: PINNACLE PROPERTIES
MANAGEMENT, L.L.C., ITS MANAGING MEMBER


By:      /s/ FREDERICK D. KEEFE                   By:     /s/ BRYAN G. KEANEY
   -------------------------------------                  ----------------------
Frederick D. Keefe, President and Member          Name:   BRYAN G. KEANEY
                                                          ----------------------
                                                  Title:  CFO
                                                          ----------------------

                                    EXHIBIT A

                                   FLOOR PLAN

                     PINNACLE PROPERTIES MANAGEMENT, L.L.C.

                                  STANDARD FORM

                              AMENDMENT TO LEASE #3

IN CONNECTION WITH A LEASE CURRENTLY IN EFFECT BETWEEN THE PARTIES AT 8-A PRESTON COURT, BEDFORD, MASSACHUSETTS, EXECUTED ON MAY 13, 1999 AND TERMINATING MAY 30, 2004 ("LEASE"), AND IN CONSIDERATION OF THE MUTUAL BENEFITS TO BE DERIVED HEREFROM, 6-8 PRESTON COURT, L.L.C., LESSOR AND ASIANA PHARMACEUTICALS CORPORATION, LESSEE, HEREBY AGREE TO AMEND SAID LEASE AS FOLLOWS:

1. The leased premises shall be referred to as 6-A Preston Court rather than 8-A Preston Court.

2. Per Section 31 of the Lease, the current lease term is hereby extended for an additional five year term ("Extended Term") and shall now terminate on May 30, 2009 instead of on May 30, 2004. The base rent shall be in accordance with the existing Lease and amendments including all escalations.

3. LESSEE shall accept the leased premises in "AS IS" "WHERE IS" condition, without warranty or representation.

4. Notwithstanding anything in the Lease to the contrary, LESSEE may assign the Lease or sublease all or part of the leased premises (a "PERMITTED TRANSFER") to the following types of entities (a "PERMITTED TRANSFEREE") with written notice to LESSOR but without the written consent of LESSOR: (1) an Affiliate (as hereinafter defined) of LESSEE; (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which LESSEE, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) LESSEE's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth (as hereinafter defined) of the surviving or created entity is not less than the Tangible Net Worth of LESSEE as of the date hereof; or (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of LESSEE's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of LESSEE as of the date hereof. LESSEE shall promptly notify LESSOR of any such Permitted Transfer. LESSEE shall remain liable for the performance of all of the obligations of LESSEE hereunder, or if LESSEE no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of LESSEE hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease. No later than 30 days after the effective date of any Permitted Transfer, LESSEE agrees to furnish LESSOR with (A) copies of the instrument effecting the Permitted Transfer, (B) documentation establishing LESSEE's satisfaction of the requirements set forth above applicable to any such Permitted Transfer, and (C) evidence of insurance as required under the Lease with respect to the Permitted Transferee. "TANGIBLE NET WORTH" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. "Affiliate" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question.

5. LESSEE represents that Munchi BioTherapeutics Corp. (a Delaware corporation) has succeeded to the interests of Asiana Pharmaceuticals Corporation (a Massachusetts corporation) as LESSEE of the leased premises, and Munchi BioTherapeutics Corp. hereby assumes all obligations and liabilities of the LESSEE under the Lease.

6. LESSOR agrees to maintain casualty insurance in a commercially reasonable amount for the building of which the leased premises are a part.

7. LESSEE'S agreement to subordinate this Lease to any and all future mortgages and/or other future instruments in the nature of a mortgage, is conditional upon LESSOR using reasonable efforts and due diligence to obtain the future mortgagee's agreement that LESSEE's possession will not thereafter be disturbed so long as LESSEE is not in default in the payment of rent or other covenants or obligations hereof.

8. In Section 21 of the Lease, the notice address for Frank Brady is changed to the following: Frank Brady, Esq., Pinnacle Properties Management,. LLC, 10955 Lowell Avenue, Suite 600, Overland Park, KS 66210. Additionally, the following is added at the end of the first sentence: "with a copy to Bryan Keaney, Synta Pharmaceuticals, Inc., 45 Hartwell Avenue, Lexington, MA 02421".

9. The first, third, fourth and fifth sentences of Section 22 of the Lease are hereby deleted.

10. In Section 25 of the Lease, the phrase "no hazardous materials or waste shall be stored, disposed of, or allowed to remain at the leased premises at any time, and" is hereby replaced with "no hazardous materials or waste shall be stored, disposed of, or allowed to remain at the leased premises at any time except in compliance with all applicable statutes, regulations, ordinances and the like, and".

11. Per Section 35 of the Lease, provided LESSEE is not in default of the Lease, LESSEE will not be required to provide financial statements more than one time per year if requested by LESSOR.

12. Section 36 of the Lease is hereby deleted in its entirety.

13. Section 37 of the Lease shall be amended by the addition of the following language to the end of that section: "The prevailing party may recover from the non prevailing party reasonable attorney's fees."

14. LESSEE warrants and represents to LESSOR that it has not employed a broker or third person with respect to this lease amendment and LESSEE agrees to indemnify LESSOR against any brokerage claims arising by any person or entity claiming by, through or under LESSEE.

15. Time is of the essence with respect to this lease amendment.

EXCEPT AS SPECIFICALLY AMENDED HEREBY, THE LEASE AND ALL THE TERMS, CONDITIONS AND COVENANTS CONTAINED THEREIN SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE HEREBY FULLY RATIFIED AND CONFIRMED. THIS LEASE AMENDMENT SHALL BE EFFECTIVE UPON FULL EXECUTION AND SHALL CONTINUE THROUGH THE BALANCE OF THE LEASE AND ANY EXTENSIONS THEREOF UNLESS FURTHER MODIFIED BY WRITTEN AMENDMENT(S).

In Witness Whereof, LESSOR and LESSEE have hereunto set their hands and common seals this day of December 2003.

LESSOR: 6-8 PRESTON COURT, L.L.C.                 LESSEE: ASIANA PHARMACEUTICALS
                                                          CORPORATION

BY: PINNACLE PROPERTIES
MANAGEMENT, L.L.C., ITS MANAGING MEMBER


By:                                               By:    /s/ LAN BO CHEN
   -------------------------------------                 -----------------------
Frederick D. Keefe, President and Member          Name:  LAN BO CHEN
                                                         -----------------------
                                                  Title: FOUNDER
                                                         -----------------------



                                                  LESSEE: MUNCHI BIOTHERAPEUTICS
                                                          CORP.

                                                  By:    /s/ LAN BO CHEN
                                                         -----------------------
                                                  Name:  LAN BO CHEN
                                                         -----------------------
                                                  Title: FOUNDER
                                                         -----------------------

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                             AND LANDLORD'S CONSENT


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND LANDLORD'S CONSENT (this "Agreement"), dated as of May 25, 2005, by and among 6-8 PRESTON COURT, L.L.C., a Delaware limited liability company ("Landlord"), MUNCHI BIOTHERAPEUTICS CORP., a Delaware corporation, by assignment, ("Tenant"), and SYNTA PHARMACEUTICALS CORP., a Massachusetts corporation ("Assignee").

     WHEREAS, by a lease dated as of May 13, 1999, as amended by that certain Amendment to Lease #1, that certain Amendment to Lease #2 and that certain Amendment to Lease #3 (collectively, the "Lease"), Landlord leased to Tenant's predecessor-in-interest, ASIANA PHARMACEUTICALS CORPORATION, a Massachusetts corporation, certain space (the "Premises") located in suite 6-A, consisting of approximately 8,700 square feet of space, in the building known as 6-8 Preston Court (the "Building") located in Bedford, Massachusetts (the "Property"); and

     WHEREAS, the Lease was assigned to Tenant by ASIANA PHARMACEUTICALS CORPORATION by that certain Amendment to Lease #3, dated December, 2003; and

     WHEREAS, Tenant now desires to assign all of its right, title and interest in and to the Lease to Assignee, and Assignee desires to accept such assignment, effective as of the date hereof; and

     WHEREAS, Landlord has agreed to consent to the assignment as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and Assignee hereby agree as follows:

1.   ASSIGNMENT AND ASSUMPTION; INDEMNITY.
     -------------------------------------

     (a) Tenant transfers, assigns and sets over unto the Assignee all of its right, title and interest in and obligations under the Lease as of the Effective Date. For purposes of this Agreement, the term "Effective Date" shall be May 25, 2005.

     (b) Assignee assumes the performance of and agrees to be bound by all the obligations of the Tenant as lessee under the Lease arising on or after the Effective Date, including, without limitation, the obligation to pay monthly rent and other amounts provided for thereunder.

     (c) Tenant agrees with Assignee to indemnify and hold Assignee harmless from and against any and all loss, cost, damage and expense suffered by Assignee (including without limitation reasonable attorneys' fees and costs of defense) as a result of any claim under or in respect of the Lease, to the extent such claim arises from or relates to the period on or prior to the Effective Date.

     (d) Assignee agrees with Tenant to indemnify and hold Tenant harmless from and against any and all loss, cost, damage and expense suffered by Tenant (including without limitation reasonable attorneys' fees and costs of defense) as a result of any claim under or in respect of the Lease, to the extent such claim relates to the period subsequent to the Effective Date.

     (e) Each of Assignee and Tenant represents that it has not dealt with any broker or other person or firm to whom a commission or fee is or may be due in respect of this assignment, and each party hereby agrees to indemnify and hold the other harmless from and against any and all loss, cost, damage and expense (including without limitation reasonable attorneys' fees and costs) suffered by the other as a result of any claim against the representing party that a fee or commission is due on account of a relationship between the claimant and the representing party.

2. NO RELEASE OF TENANT; CONTINUATION OF GUARANTY. Tenant and ASIANA
      -------------------------------------------
PHARMACEUTICALS CORPORATION shall remain liable under the Lease and the Landlord's consent to the assignment of the Lease is absolutely contingent upon the Guaranty of the Lease by Lan Bo Chen remaining in full force and effect, subsequent to the Effective Date.

3. LANDLORD'S REPRESENTATIONS REGARDING LEASE. Landlord represents,
   ------------------------------------------
warrants and covenants to the parties hereto that, as of the date hereof (i) the Lease is in full force and effect and, to Landlord's actual knowledge, Tenant is not in default thereunder; (ii) Landlord has received no notice that it is in default under the Lease nor has Landlord any actual knowledge of the existence of any condition or the occurrence of any event which, if not timely acted upon, would result in Landlord's default under the Lease; and (iii) Landlord has the right, power and authority to execute this Agreement.

4. TENANT'S REPRESENTATIONS REGARDING LEASE. Tenant represents, warrants
   ----------------------------------------
and covenants to the parties hereto that, as of the date hereof, (i) the Lease is in full force and effect and, to the best of Tenant's knowledge, Landlord is not in default thereunder; (ii) Tenant has received no notice that it is in default under the Lease nor has Tenant any knowledge of the existence of any condition or the occurrence of any event which, if not timely acted upon, would result in Tenant's default under the Lease; (iii) to the best of Tenant's knowledge, Tenant is in compliance with all applicable environmental laws; (iv) to the best of Tenant's knowledge, neither Tenant nor Tenant's agents, employees or contractors has caused or permitted any hazardous substances to be brought upon, kept or used in or about the Premises except in compliance with applicable environmental laws and as permitted by the Lease; and (v) Tenant has the right, power and authority to execute this Agreement.

     5. LANDLORD'S CONSENT. Landlord hereby consents to this Agreement on the
        ------------------
terms contained herein and on the following terms and conditions:

          (i) The giving of this consent shall not be construed either as a consent by Landlord to, or as permitting, any other or further assignment of the Lease, whether in whole or in part, or any subletting of the Premises or any part thereof, or as a waiver of the requirement of obtaining Landlord's consent thereto, to the extent required under the Lease.

          (ii) The giving of this Consent shall not result in any liability on the part of Landlord for the payment of any commissions or fees in connection with the proposed assignment transaction herein contemplated by Tenant and Assignee; Landlord hereby represents that it has dealt with no broker or other party to whom a commission is due as a result of this Agreement.

6. MORTGAGEE, ETC. Landlord represents that that presently there is no
   --------------
mortgage on the Building and the Property, except the lien of that certain Mortgage, Assignment of Rents and Security Agreement dated November 15, 2000, recorded in the Middlesex South District Registry of Deeds in Book 52035, Page 552, securing a debt to Heller Financial, Inc. (the "MORTGAGEE"). As further security for such debt, Landlord's interest in the Lease has been assigned to Mortgagee.

7. RATIFICATION. Except as hereinabove specifically assigned, the Lease is
   ------------
hereby ratified and confirmed.

8. COUNTERPARTS. This Agreement may be executed in counterparts and, taken
   ------------
together, such counterparts shall constitute one and the same Agreement, valid and binding on the parties.

9. NOTICES. From and after the Effective Date, notices to Tenant shall be
   -------
addressed to Assignee at: Attention: Vice President of Finance & Administration, Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421; with a copy to: Jonathan L. Kravetz, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111.

     IN WITNESS WHEREOF, Landlord, Tenant and Assignee have signed and sealed this Agreement as of the day and year first above written.


LANDLORD:                          6-8 PRESTON COURT, L.L.C.
                                   By: /s/ FREDERICK D. KEEFE
                                       -----------------------------------------
                                   Name: FREDERICK D. KEEFE
                                         ---------------------------------------
                                   Its: PRESIDENT / AUTHORIZED SIGNATORY
                                        ----------------------------------------


TENANT:                            MUNCHI BIOTHERAPEUTICS CORP.

                                   By: /s/ LAN BO CHEN
                                         ---------------------------------------
                                   Name: LAN BO CHEN
                                         ---------------------------------------
                                   Its: FOUNDER
                                        ----------------------------------------


ASSIGNEE:                          SYNTA PHARMACEUTICALS CORP.

                                   By: /s/ KEITH EHRLICH
                                       -----------------------------------------
                                   Name: KEITH EHRLICH
                                         ---------------------------------------
                                   Its: VICE PRESIDENT, FINANCE & ADMINISTRATION




GUARANTOR:

The undersigned executes this Agreement for the purpose of confirming that his Guaranty of the Lease shall remain in full force and effect subsequent to the Effective Date.

 /s/ LAN BO CHEN
---------------------------
Lan Bo Chen

                                 ACKNOWLEDGMENTS


                             STATE OF MASSACHUSETTS

Suffolk, ss.                                                      June 21, 2005

     On this 21 day of June, 2005, before me, the undersigned notary public, personally appeared Frederick D. Keefe, proved to me through satisfactory evidence of identification, which were MA Driver's License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily, as authorized signature, for 6-8 PRESTON COURT, L.L.C., a Delaware limited liability company, for its stated purpose.


                                                   /s/ DAVID TONELLI
                                                  -------------------
                                                  Notary Public
                                                  My Commission Expires:

                                                  -----------------------------
                                                         David Tonelli
                                                         Notary Public
                                                  Commonwealth of Massachusetts
                                                     My Commission Expires
                                                          July 2, 2005
                                                  -----------------------------



                             STATE OF MASSACHUSETTS

Middlesex, ss.                                                   May 25th, 2005

     On this 25th day of May, 2005, before me, the undersigned notary public, personally appeared Lam Bo Chen, proved to me through satisfactory evidence of identification, which were the driver's license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)
(she) signed it voluntarily, as founder, for MUNCHI BIO THERAPEUTICS CORP., a Delaware corporation, for its stated purpose.


                                                  /s/ XIU LING HU
                                                  -----------------------------
                                                  Notary Public Commonwealth of
                                                  Massachusetts
                                                  My Commission Expires 4/24/09

                         COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                   May 25th, 2005

     On this 25th day of May, 2005, before me, the undersigned notary public, personally appeared Keith Erlich, proved to me through satisfactory evidence of identification, which were the driver's license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)
(she) signed it voluntarily, as VP of Finance & Admin, for SYNTA PHARMACEUTICALS CORP., a Delaware corporation, for its stated purpose.


                                                /s/ XIU LING HU
                                                -----------------------------
                                                Notary Public Commonwealth of
                                                Massachusetts
                                                My Commission Expires April 24,
                                                2009

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is made as of this 25th day of March, 2005, by and among HELLER FINANCIAL, INC., a Delaware corporation with an office and place of business at 125 Park Avenue, Ninth Floor, New York, New York 10017 (the "LENDER"), 6-8 PRESTON COURT, L.L.C., a Delaware limited liability company with an office and place of business at 56 Roland St, Boston, MA 02129 (the "LANDLORD") and SYNTA PHARMACEUTICALS CORP, a Delaware corporation with an office and place of business at 6-8 Preston Court, Suite 6-A, Bedford, Massachusetts (the "TENANT").

                                    RECITALS

     A. Asiana Pharmaceuticals Corporation, a Massachusetts corporation, entered into a lease with Landlord dated May 13, 1999 (the "ORIGINAL LEASE") covering certain premises ("PREMISES") in the improvements located on certain real property owned by Landlord commonly known as Suite 6-A Preston Court, Bedford, Massachusetts 01730 (the "PROPERTY"). The Original Lease was amended by that certain Amendment to Lease # 1, that certain Amendment to Lease # 2 and that certain Amendment to Lease # 3. The Original Lease, as amended, was assigned to Munchi Biotherapeutics Corp., a Delaware corporation ("MUNCHI") pursuant to the terms of that certain Amendment to Lease # 3.

     B. The Original Lease, as amended, was further amended pursuant to and in accordance with the terms of that certain Assignment and Assumption of Lease and Landlord's Consent dated May 25, 2005, by and between Landlord, Munchi and Tenant (the "ASSIGNMENT AND ASSUMPTION"), pursuant to which Tenant assumed the obligations of Munchi under the Lease. The Original Lease as amended, together with the Assignment and Assumption are collectively referred to herein as the "LEASE."

     C. Landlord hereby represents that a true and complete copy of the Lease has been delivered by Landlord to Lender.

     D. Lender has made a loan (the "LOAN") to Landlord evidenced by a Promissory Note, dated as of November 15, 2000, in the stated principal amount of Seven Million Three Hundred Thousand and No/100 Dollars ($7,300,000.00), made jointly and severally by Landlord and 4 Preston Court, L.L.C. (the "NOTE").

     E. Landlord's obligations under the Loan are secured by, among other things, (i) the lien of that certain Mortgage, Assignment of Rents and Security Agreement dated November 15, 2000 (the "MORTGAGE"), recorded in the Middlesex South District Registry of Deeds in Book 52035, Page 552.

     F. Lender, Landlord and Tenant desire to confirm their understanding with respect to the Mortgage and the Lease.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

     1. Tenant and Landlord certify that (a) the Lease is presently in full force and effect and unmodified, and represents the entire agreement between Landlord and Tenant with respect to the Premises or any portion thereof; (b) no rental payable under the Lease has been paid more than one (1) month in advance of its due date; (c) to their knowledge, respectively, no event has occurred that constitutes a default under the Lease by Landlord or Tenant or that, with the giving of notice, the passage of time, or both, would constitute such a default; (d) as of the date of this Agreement, neither Tenant or Landlord has a current charge, defense, lien, claim, counterclaim, offset or setoff under the Lease or against any amounts payable thereunder; and (e) the commencement date of the Lease and the rent commencement date of the Lease shall occur, and Tenant shall take possession of the Premises, pursuant to the terms, conditions and provisions of the Lease.

     2. Tenant agrees that the Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of Tenant thereunder in and to the Premises are and shall be subject and subordinate to the lien of the Mortgage and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof, provided that said Mortgage and any renewals, modifications, replacements, consolidations and extensions thereof shall nevertheless be subject to the terms of this Agreement.

     3. Lender consents to the Lease and, in the event Lender comes into possession of or acquires title to the Premises as a result of the foreclosure or other enforcement of the Mortgage or the Note, or in the event that Lender brings any proceedings upon the Mortgage, or the bond or Note or obligation secured thereby or exercises any of its rights under the Mortgage, Lender agrees that, so long as no default has occurred under the Lease (unless the same has been cured within any applicable grace period), Lender will recognize Tenant as tenant under the Lease and will not disturb Tenant in its possession of the Premises for any reason other than one which would entitle Landlord to terminate the Lease under its terms or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises.

     4. Tenant agrees with Lender that if the interest of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or any other manner, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the landlord under the Lease, and Tenant does hereby agree to attorn to Lender as its landlord. The foregoing shall be self-operative, and no further instruments of attornment shall be required; however, Tenant agrees, upon the election of and written demand by Lender within 60 days after title to the Premises vests in Lender, to execute an instrument in confirmation of the foregoing provisions, reasonably satisfactory to Lender and Tenant, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy, which shall be those under the Lease. Lender shall accept Tenant's attornment, and except as otherwise provided herein, Lender and Tenant shall, from the date Lender succeeds to the interest of Landlord under the Lease, have the same remedies against each other for the breach of any covenants contained in the Lease that Landlord and Tenant might have had under the Lease against each other if Lender had not succeeded to the interest of Landlord.

     5. Tenant agrees with Lender that if Lender shall succeed to the interest of Landlord under the Lease, Lender shall not be: (a) liable for any previous act or omission of a prior landlord under the Lease; (b) subject to any offset (except as otherwise specifically provided in the Lease) for a claim arising prior to its succession to the rights of Landlord under the Lease; (c) bound by any subsequent modification of the Lease, or by any subsequent prepayment of more than one month's Rent, unless such modification or prepayment shall have been expressly approved by the Lender, and further, in the event that Lender fails to respond to (in writing, either approving or rejecting) such request for approval to a modification of the Lease within forty-five (45) days from the date on which Lender receives such approval request from Tenant in writing, Lender shall be deemed to have approved said modification and shall be bound thereby; (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to Lender; (e) bound by any notice of termination given by Landlord to Tenant without Lender's prior written consent thereto; (f) personally liable under the Lease, and Lender's liability under the Lease shall be limited to the ownership interest of Lender in the Premises; (g) be bound by any covenant to undertake or complete any work at or improvements to the Premises, or to reimburse or pay Tenant for the cost of any such work or improvements, except as otherwise explicitly set forth in the Lease; provided, however, it is agreed and understood that, in the event that any such work or improvement has not been completed or funded, as the case may be, at such time as Lender (or its successor) succeeds to the interests of Landlord under the Lease, then Lender (or its successor) shall not be obligated to complete or pay for any such work or improvements, but shall allow Tenant a credit against amounts due under the Lease for such unfinished or unfunded, as the case may be, portions of any such work or improvements; (h) be required to perform or provide any services not expressly provided for in the Lease; (i) be required to abide by any provisions for the diminution or abatement of rent, except as expressly provided for in the Lease; (h) be liable for any credit, reimbursement or refund to Tenant on account of Tenant's overpayment of Tenant's share of Real Estate Taxes and/or Tenant's share of Operating Expenses (as such terms are defined in the Lease), unless Lender (or its successor) actually received the funds which are the basis for such credit, reimbursement or refund; or (i) be liable or responsible in any way for the payment of any brokerage fees or commissions due in connection with the Lease (or renewals of the terms thereof), or under any indemnities therefor.

     6. If a default by Landlord shall occur under the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right (within the time period for cure thereof provided to Landlord in the Lease) but not the obligation, to cure such default.

     7. Landlord has agreed in the Mortgage and in the Assignment that any rentals payable under a lease entered into between Landlord and a tenant shall be paid directly by such tenant to Lender upon the occurrence of a default by Landlord under the Mortgage. Accordingly, after notice is given by both Lender and Landlord to Tenant that the rentals under the Lease should be paid to Lender, Landlord agrees that Tenant shall pay to Lender, or in accordance with the directions of Lender, all rentals and other monies due and to become due to Landlord under the Lease, or amounts equal thereto. Tenant may rely upon any such notice and shall have no responsibility to ascertain whether such demand by Lender is permitted under the Mortgage or the Assignment. Landlord hereby waives any right, claim or demand it may now or hereafter have against Tenant by reason of such payment to Lender, and any such payment to Lender shall discharge the obligations of Tenant under the Lease to make such payment to Landlord.

     8. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein, the term "Tenant" shall include Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word "Lender" shall include the Lender herein specifically named and any of its successors, participants and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage.

     9. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express or Airborne, and shall be deemed given when postmarked and addressed to the parties at their respective addresses set forth in introductory paragraph to this Agreement, or to such other address as shall from time to time have been designated by written notice by such party to the other parties as herein provided.

     10. This Agreement is the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supercede and control any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended and no provision herein shall be waived except in writing signed by the party against whom enforcement of any such modification or amendment is sought.

     11. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural when the sense requires. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located.






                            [Signature Page Follows]

     IN WITNESS WHEREOF, Lender, Landlord and Tenant have executed or caused to be executed this Agreement as of the date first written above.


Signed, Seal and Delivered
in the Presence of:              LENDER:

                                 HELLER FINANCIAL, INC., a Delaware corporation



 /s/ MARY ANN JONES              By: /s/ RICHARD ENGEL
----------------------------        -------------------------------
                                 Name: Richard Engel
                                       ----------------------------
                                 Its: Authorized Representative
                                      ------------------------------


                                 LANDLORD:

                                 6-8 PRESTON COURT, L.L.C., a Delaware limited liability company



/s/ ILLEGIBLE                    By: /s/ FREDERICK KEEFE
----------------------------        -------------------------------
                                 Name:  Frederick Keefe
                                      -----------------------------
                                 Its: Authorized Signature
                                     ------------------------------



                                 TENANT:

                                 SYNTA PHARMACEUTICALS CORP., a Delaware
                                 corporation


/s/ ILLEGIBLE                    By: /s/ KEITH EHRLICH
----------------------------         -------------------------------
                                 Name: Keith Ehrlich
                                       -----------------------------
                                 Its:  Vice President, Finance & Administration
                                       ----------------------------------------

STATE OF NEW YORK          )
                           :       ss.
COUNTY OF NEW YORK         )

     The foregoing instrument was acknowledged before me this 18 day of July, 2005, by Richard Engel as authorized representative of Heller Financial, Inc., a Delaware corporation, on behalf of said corporation.

                                               /s/ MARY ANN JONES
                                                  ------------------
                                                  Notary Public
                                                  My Commission Expires: 9/2/07
                                                  Affix Seal

                                                  -----------------------------
                                                  Mary Ann Jones
                                                  Notary  Public  State of New
                                                  York
                                                  No. 01JO6097959
                                                  Qualified in Queens County
                                                  My  Commission  Expires
                                                  Sep. 2, 2007
                                                  -----------------------------



STATE OF MASSACHUSETTS     )
                           :       ss.
COUNTY OF SUFFOLK          )

     The foregoing instrument was acknowledged before me this 20th day of June, 2005, by Frederick D. Keefe, as President of Pinnacle Properties Management, L.L.C., a Delaware limited liability company, which in turn is the manager of 6-8 Preston Court, L.L.C., a Delaware limited liability company, on behalf of said limited liability company.



                                                  /s/ DAVID TONELLI
                                                  ---------------------
                                                  Notary Public
                                                  My Commission Expires:
                                                  Affix Seal

                                             ----------------------------------
                                             David Tonelli
                                             Notary Public
                                             Commonwealth of Massachusetts
                                             My Commission Expires July 2, 2005
                                             ----------------------------------



COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  25th, May, 2005


     On this 25th day of May, 2005, before me, the undersigned notary public, personally appeared Keith Erlich, VP of Finance and Admin. of Synta Pharmaceuticals Corp., a Delaware corporation, proved to me through satisfactory evidence of identification, which were personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

/s/ XIU LING HU
------------------
Notary Public
My Commission Expires:

------------------------------------
Xiu Ling Hu
Notary Public
Commonwealth of Massachusetts
My Commission Expires April 24, 2009
------------------------------------